                                                                   EXHIBIT 10.22











                         VIRTUAL MORTGAGE NETWORK, INC.

                             1995 STOCK OPTION PLAN

                               TABLE OF CONTENTS
                               -----------------
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

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I.   THE PLAN..............................................................    1
     1.2     Administration................................................    1
     1.3     Participation.................................................    2
     1.4     Shares Available Under the Plan...............................    3
     1.5     Grant of Awards...............................................    3
     1.6     Exercise of Awards............................................    3
     1.7     Acceptance of Notes to Finance Exercise.......................    4

II.  OPTIONS...............................................................    5
     2.2     Option Price..................................................    5
     2.3     Option Period.................................................    5
     2.4     Exercise of Options...........................................    6
     2.5     Limitations on Grant of Incentive Stock Options...............    6
     2.6     Non-Employee Director Awards..................................    7

III. STOCK APPRECIATION RIGHTS.............................................    9
     3.1     Grants........................................................    9
     3.2     Exercise of Stock Appreciation Rights.........................    9
     3.3     Payment.......................................................    9

IV.  RESTRICTED STOCK AWARDS...............................................   10
     4.1     Grants........................................................   10
     4.2     Restrictions..................................................   10

V.   PERFORMANCE SHARE AWARDS..............................................   11
     5.1     Grants........................................................   11
     5.2     Special Performance-Based Share Awards........................   11

VI.  OTHER PROVISIONS......................................................   13
     6.1     Rights of Eligible Employees, Participants and Beneficiaries..   13
     6.2     Adjustments Upon Changes in Capitalization....................   14
     6.3     Termination of Employment.....................................   14
     6.4     Acceleration of Awards........................................   16
     6.5     Government Regulations........................................   17
     6.6     Tax Withholding...............................................   17
     6.7     Amendment, Termination and Suspension.........................   18
     6.8     Privileges of Stock Ownership; Nondistributive Intent.........   18
     6.9     Effective Date of the Plan....................................   19
     6.10    Term of the Plan..............................................   19
     6.11    Governing Law.................................................   19
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                                       i
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     6.12    Plan Construction.............................................   19
     6.13    Non-Exclusivity of Plan.......................................   20

VII. DEFINITIONS...........................................................   20
     7.1     Definitions...................................................   20


                         VIRTUAL MORTGAGE NETWORK, INC.
                             1995 STOCK OPTION PLAN



I.   THE PLAN.

     1.1  Purpose.
          -------

          The purpose of this Plan is to promote the success of the Company by providing an additional means to attract, motivate and retain key personnel, consultants, advisors and knowledgeable directors through the grant of Awards that provide added long term incentives for high levels of performance and for significant efforts to improve the financial performance of the Company. Capitalized terms are defined in Article VII.

     1.2  Administration.
          --------------

          (a) This Plan shall be administered by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or the unanimous written consent of its members. In the event action by the Committee is taken by written consent, the action shall be deemed to have been taken at the time specified in the consent or, if none is specified, at the time of the last signature. The Committee may delegate administrative functions to individuals who are officers or employees of the Company.

          (b) Subject to the express provisions of this Plan, the Committee shall have the authority

               (i) to determine from among those persons eligible the particular Eligible Employees who will receive any Awards;

               (ii) to grant Awards to Eligible Employees, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

               (iii) to approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants);

               (iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

               (v) to cancel, modify, or waive the Company's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Employees, subject to any required consent under
     Section 6.7;

               (vi) to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum term established by the Committee consistent with Section 2.3 in the case of Options; and

               (vii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

          (c) Any action taken by, or inaction of, the Company, any Subsidiary, the Board or the Committee relating to this Plan shall be within the absolute discretion of that entity or body. No member of the Board or Committee, or officer of the Company or any Subsidiary, shall be liable for any such action or inaction of the entity, of another person or, except in circumstances including bad faith, of himself or herself, subject only to compliance with the express provisions of this Plan, the Board and Committees may act in their absolute discretion in matters within their authority related to this Plan.

          (d) In making any determination or in taking or not taking any action under this Plan, the Company, any Subsidiary, the Board or the Committee may obtain and rely upon the advice of experts, including professional advisors to the Company. No member of the Board or Committee, or officer or agent of the Company or any Subsidiary, shall be liable for any such action or determination made or omitted in good faith.

          (e) Subject to the requirements of Section 7.1(h), the Board, at any time it so desires, may increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise.

          (f) The Committee may delegate ministerial non-discretionary function to individuals who are officers or employees of the Company.

     1.3  Participation.
          -------------

          Awards may be granted only to Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Except as provided in
Section 2.6 below, members of the Board who are not officers or employees of the Company shall not be eligible to receive Awards.

     1.4  Shares Available Under the Plan.
          -------------------------------

          The capital stock that may be delivered under this Plan shall be shares of the Company's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The aggregate maximum number of shares of Common Stock that may be issued or transferred pursuant to Awards granted under this Plan shall not exceed the sum of 2,000,000 shares. The maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options granted under this Plan is 500,000 shares. The maximum number of shares that may be delivered pursuant to Section 2.6 shall not exceed 200,000 shares. The maximum number of shares which may be subject to Options and Stock Appreciation Rights that are granted during any calendar year to any individual shall be limited to 500,000 shares and the maximum individual limit on the number of shares in the aggregate subject to all Awards that during any calendar year are granted under this Plan shall be 500,000 shares. Each of the five foregoing limits is subject to adjustment as contemplated by Section 6.2. If any Option and any related Stock Appreciation Right shall lapse or be cancelled or terminate without having been exercised in full, or any Common Stock subject to a Restricted Stock Award shall not vest or any Common Stock subject to a Performance Share Award shall not have been transferred, the unpurchased, unvested or nontransferred shares subject thereto shall again be available for purposes of this Plan.

     1.5  Grant of Awards.
          ---------------

          Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award and the specific terms and conditions of Awards (which need not be identical). Each Award shall be subject to the terms and conditions set forth in this Plan and such other terms and conditions established by the Committee as are not inconsistent with the purpose and provisions of this Plan. The grant of an Award is made on the Award Date.

     1.6  Exercise of Awards.
          ------------------

          Any exercisable Award shall be deemed to be exercised when the Secretary of the Company receives written notice of such exercise from the Participant, together with payment of the purchase price made in accordance with
Section 2.2(a) or 2.6(d), as applicable, except to the extent payment may be permitted to be made following delivery of written notice of exercise in accordance with Section 2.2(b). Notwithstanding any other provision of this Plan, the Committee may impose, by rule and in Awards Agreements, such conditions upon the exercise of Awards (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including without limitation Rule 16b-3 (or any successor rule) promulgated by the Commission pursuant to the Exchange Act. Fractional share interests shall be disregarded, but may be accumulated. The Committee may determine that cash, other securities or other property will be paid or transferred in lieu of any fractional share interests. Not less than 10 shares of Common Stock may be purchased at one time under an Award unless the number purchased is the total number at the time available for purchase under the terms of the Award.

     1.7  Acceptance of Notes to Finance Exercise.
          ---------------------------------------

          The Company may, with the Committee's approval, accept one or more notes from any Eligible Employee in connection with the exercise or receipt of any outstanding Award; provided that any such note shall be subject to the following terms and conditions:

          (a) The principal of the note shall not exceed the amount required to be paid to the Company upon the exercise or receipt of one or more Awards under the Plan and the note shall be delivered directly to the Company in consideration of such exercise or receipt.

          (b) The initial term of the note shall be determined by the Committee;

provided that the term of the note, including extensions, shall not exceed a
--------
period of five years.

          (c) The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee but not less than the interest rate necessary to avoid the imputation of interest under the Code.

          (d) If the employment of the Participant terminates, the unpaid principal balance of the note shall become due and payable on the 10th business day after such termination; provided, however, that if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions (or deemed transactions in securities of this Company) by the Participant subsequent to such termination.

          (e) If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.

          (f) The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.


II.  OPTIONS.

     2.1  Grants.
          ------

          One or more Options may be granted to any Eligible Employee. Each Option so granted shall be designated by the Committee as either a Nonqualified Stock Option or an Incentive Stock Option; provided, however, that Incentive Stock Options can only be granted to individuals who are employees of the Company and who satisfy the other eligibility requirements of the Code.

     2.2  Option Price.
          ------------

          (a) The purchase price per share of Common Stock covered by each Option shall be determined by the Committee, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of a Participant who owns more than 10% of the total combined voting power of all classes of stock of the Company) of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. The purchase price of any shares purchased shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by check payable to the order of the Company,
(ii) if authorized by the Committee or specified in the Option being exercised, by a promissory note made by the Participant in favor of the Company, upon the terms and conditions determined by the Committee, and secured by the Common Stock issuable upon exercise in compliance with applicable law (including, without limitation, state corporate law and federal margin requirements) or
(iii) if authorized by the Committee or specified in the Option being exercised, by shares of Common Stock of the Company already owned by the Participant; provided, however, that any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

          (b) In addition to the payment methods described in subsection (a), the Option may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a bank or broker to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price and, unless otherwise allowed by the Committee, any applicable tax withholding under Section
6.6. The Company shall not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor.

     2.3  Option Period.
          -------------

          Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Committee, but not later than 10 years after the Award Date, and shall be subject to earlier termination as hereinafter provided.

     2.4  Exercise of Options.
          -------------------

          (a) Subject to Sections 6.2 and 6.4, an Option may become exercisable or vest, in whole or in part, on the date or dates specified in the Award Agreement and thereafter shall remain exercisable until the expiration or earlier termination of the Option. An Option may be exercisable or vest on the Award Date.

          (b) Subject to Section 1.4 and Section 6.7 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Employee any adjustment in the exercise or purchase price, the vesting schedule, the number of shares subject to, the restrictions upon or the term of, an Award granted under Section 2.1 by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price which is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period.

     2.5  Limitations on Grant of Incentive Stock Options.
          -----------------------------------------------

          (a) To the extent that the aggregate fair market value of stock with respect to which Incentive Stock Options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to Incentive Stock Options under all other plans of the Company, such options shall be treated as Nonqualified Stock Options. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of stock subject to options shall be determined as of the date the options are awarded. In reducing the number of Options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted Options shall be reduced first. To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Company may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

          (b) There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

          (c) No Incentive Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

     2.6  Non-Employee Director Awards.
          ----------------------------

          (a) Participation.  Awards under this Section 2.6 shall be made only
              -------------
to Non-Employee Directors.

          (b) Option Grants.  After approval by stockholders of the provisions
              -------------
of this Section 2.6, as and when any person who is not then an officer or employee of the Company or any of its Subsidiaries shall become a director of the Company or any of its Subsidiaries, there shall be granted automatically (without any action by the Board or the Committee) a Nonqualified Stock Option (the grant or award date of which shall be the date such person takes office) to such person to purchase 3,000 shares of Common Stock if such person is the director of Company and 1,000 shares of Common Stock if such person is the director of a Subsidiary of the Company. Each person who is a Non-Employee Director in office as a director of the Company at the time that the provisions of this Section 2.6 are first approved by stockholders shall be granted without further action a Nonqualified Stock Option to purchase 3,000 shares of Common Stock (the grant date or award date of which shall be the date of the meeting at which stockholders first approve the provisions of this Section 2.6). Each person who is a Non-Employee Director in office as a director of a Subsidiary of the Company at the time that the amendments to this Section 2.6 are first approved by stockholders shall be granted without further action a Nonqualified Stock Option to purchase 1,000 shares of Common Stock (the grant date or award date of which shall be the date of the meeting at which stockholders of the Company first approve the amendments to this Section 2.6).

          (c) Subsequent Annual Options.  In each calendar year during the term
              -------------------------
of the Plan, commencing in 1996 for directors of the Company and in 1997 for directors of a Subsidiary of the Company, there shall be granted automatically (without any action by the Committee or the Board) (i) a Nonqualified Stock Option to purchase 5,000 shares of Common Stock to each Non-Employee Director of the Company who is re-elected as a director of the Company or who continues as a director of the Company (the grant date or award date of which shall be the date of the annual meeting of stockholders of the Company in each such year), and
(ii) a Nonqualified Stock Option to purchase 1,000 shares of Common Stock to each Non-Employee Director of a Subsidiary of the Company who is re-elected as a director of such Subsidiary of the Company or who continues as a director of such Subsidiary of the Company (the grant date or award date of which shall be the date of the annual meeting of stockholders of the Company in each such year).

          (d) Option Price.  The purchase price per share of the Common Stock
              ------------
covered by each Option granted pursuant to this Section 2.6 shall be one hundred percent of the Fair Market Value of the Common Stock on the Award Date. The purchase price of any shares purchased shall be paid in full at the time of each purchase in cash or by check or in shares of Common Stock valued at their Fair Market Value on the business day next preceding the date of exercise of the Option, or partly in such shares and partly in cash.

          (e) Option Period.  Each Option granted under this Section 2.6 and all
              -------------
rights or obligations thereunder shall expire on the tenth anniversary of the Award Date and shall be subject to earlier termination as provided below.

          (f) Exercise of Options.  Except as otherwise provided in Sections
              -------------------
2.6(g) and 2.6(h), each Option granted under this Section 2.6 shall become exercisable as to one-third of the covered shares twelve months after the Award Date, as to an additional one-third of the covered shares twenty-four months after the Award Date, and as to the remaining one-third of the covered shares thirty-six months after the Award Date.

          (g) Termination of Directorship.  If a Non-Employee Director
              ---------------------------
Participant's services as a member of the Board or a Subsidiary's Board, as the case may be, terminate, each Option granted pursuant to Section 2.6(b) or (c) hereof held by such Non-Employee Director Participant which is not then exercisable shall terminate; provided, however, that if a Non-Employee Director Participant's services as a member of the Board or a Subsidiary's Board, as the case may be, terminate by reason of death or Total Disability, the Committee may, in its discretion, consider to be exercisable a greater portion of any such Option than would otherwise be exercisable, upon such terms as the Committee shall determine. If a Non-Employee Director Participant's services as a member of the Board or a Subsidiary's Board, as the case may be, terminate by reason of death or Total Disability, any portion of any such Option which is then exercisable may be exercised for one year after the date of such termination or the balance of such Option's term, whichever period is shorter. If a Non-Employee Director Participant's services as a member of the Board or a Subsidiary's Board, as the case may be, terminate for any other reason, any portion of any such Option which is then exercisable may be exercised for three months after the date of such termination or the balance of such Option's term, whichever period is shorter.

          (h) Acceleration Upon an Event.  Immediately prior to the occurrence
              --------------------------
of an Event, in order to protect the holders of Options granted under this
Section 2.6, each Option granted under Section 2.6(b) or (c) hereof shall become exercisable in full.

          (i) Adjustments.  The specific numbers of shares stated in the
              -----------
foregoing provisions of Section 2.6(b) and (c) hereof and the consideration payable for such shares shall be subject to adjustment in certain events as provided in Section 6.2 of this Plan.

          (j) Effective Date of Section 2.6.  This Section 2.6 shall be
              -----------------------------
effective as of the date of Board approval, subject to stockholder approval within twelve months after such date.


III. STOCK APPRECIATION RIGHTS.

     3.1  Grants.
          ------

          In its discretion, the Committee may grant Stock Appreciation Rights concurrently with the grant of Options. A Stock Appreciation Right shall extend to all or a portion of the shares covered by the related Option. A Stock Appreciation Right shall entitle the Participant who holds the related Option, upon exercise of the Stock Appreciation Right and surrender of the related Option, or portion thereof, to the extent the Stock Appreciation Right and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 3.3. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder. In its discretion, the Committee may also grant Stock Appreciation Rights independently of any Option subject to such conditions as the Committee may in its absolute discretion provide.

     3.2  Exercise of Stock Appreciation Rights.
          -------------------------------------

          (a) A Stock Appreciation Right granted concurrently with an Option shall be exercisable only at such time or times, and to the extent, that the related Option shall be exercisable and only when the Fair Market Value of the stock subject to the related Option exceeds the exercise price of the related Option.

          (b) In the event that a Stock Appreciation Right granted concurrently with an Option is exercised, the number of shares of Common Stock subject to the related Option shall be charged against the maximum amount of Common Stock that may be issued or transferred pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall also be reduced by such number of shares.

          (c) If a Stock Appreciation Right granted concurrently with an Option extends to less than all the shares covered by the related Option and if a portion of the related Option is thereafter exercised, the number of shares subject to the unexercised Stock Appreciation Right shall be reduced only if and to the extent that the remaining number of shares covered by such related Option is less than the remaining number of shares subject to such Stock Appreciation Right.

     3.3  Payment.
          -------

          (a) Upon exercise of a Stock Appreciation Right and surrender of an exercisable portion of the related Option, the Participant shall be entitled to receive payment of an amount determined by multiplying

               (i) the difference obtained by subtracting the exercise price per share of Common Stock under the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

               (ii) the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

          (b) The Committee, in its sole discretion, may settle the amount determined under paragraph (a) above solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. In any event, cash shall be paid in lieu of fractional shares. Absent a determination to the contrary, all Stock Appreciation Rights shall be settled in cash as soon as practicable after exercise. The exercise price for the Stock Appreciation Right shall be the exercise price of the related Option. Notwithstanding the foregoing, the Committee may, in the Award Agreement, determine the maximum amount of cash or stock or a combination thereof which may be delivered upon exercise of a Stock Appreciation Right.

          (c) Upon exercise of a Stock Appreciation Right granted independently of any Option, the Participant shall be entitled to receive payment of an amount based on a percentage, specified in the Award Agreement, of the difference obtained by subtracting the Fair Market Value per share of Common Stock on the Award Date from the Fair Market Value per share of Common Stock on the date of exercise of the Stock Appreciation Right. Such amount shall be paid as described in paragraph (b) above.


IV.  RESTRICTED STOCK AWARDS.

     4.1  Grants.
          ------

          Subject to Section 1.4, the Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee. Each Restricted Stock Award agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the price, if any, to be paid for such shares by the Participant and the restrictions imposed on such shares, which restrictions shall not terminate earlier than six months after the Award Date.

     4.2  Restrictions.
          ------------

          (a) Shares of Common Stock included in Restricted Stock Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such shares have vested.

          (b) Participants receiving Restricted Stock shall be entitled to dividend and voting rights for the shares issued even though they are not vested, provided that such rights shall terminate immediately as to any forfeited Restricted Stock.

          (c) In the event that the Participant shall have paid cash in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned upon a forfeiture (with or without an earnings factor).


V.   PERFORMANCE SHARE AWARDS.

     5.1  Grants.
          ------

          The Committee may, in its discretion, grant Performance Share Awards to Eligible Employees based upon such factors as the Committee shall determine. A Performance Share Award agreement shall specify the number of shares of Common Stock subject to the Performance Share Award, the price, if any, to be paid for such shares by the Participant and the conditions upon which issuance to the Participant shall be based, which issuance shall not be earlier than six months after the Award Date.

     5.2  Special Performance-Based Share Awards.
          --------------------------------------

          Without limiting the generality of the foregoing, and in addition to Options and Stock Appreciation Rights granted under other provisions of this Plan which are intended to satisfy the exception for "performance-based compensation" under Section 162(m) of the Code (with such Awards hereinafter referred to as a "Qualifying Option" or a "Qualifying Stock Appreciation Right," respectively), other performance-based awards within the meaning of Section 162(m) of the Code ("Performance-Based Awards"), whether in the form of
                     ------------------------
restricted stock, performance stock, phantom stock, Cash-Based Awards, or other rights, the grant, vesting, exercisability or payment of which depends on the degree of achievement of the Performance Goals relative to preestablished targeted levels for the Company or the Company and one or more of its Subsidiaries, may be granted under this Plan. Any Qualifying Option or Qualifying Stock Appreciation Right shall be subject only to the requirements of subsections (a) and (c) below in order for such Awards to satisfy the requirements for Performance-Based Awards under this Section 5.2. With the exception of any Qualifying Option or Qualifying Stock Appreciation Right, an Award that is intended to satisfy the requirements of this Section 5.2 shall be designated as a Performance-Based Award at the time of grant.

          (a) Eligible Class.  The eligible class of persons for Performance-
              --------------
Based Awards under this Section shall be the executive officers of the Company.

          (b) Performance Goal Alternatives.  The specific performance goals for
              -----------------------------
Performance-Based Awards granted under this Section (other than Qualifying Options and Qualifying Stock Appreciation Rights) shall be, on an absolute or relative basis, one or more of the Performance Goals, as selected by the Committee in its sole discretion. The Committee shall establish in the applicable Award Agreement the specific performance target(s) relative to the Performance Goal(s) which must be attained before the compensation under the Performance-Based Award becomes payable. The specific targets shall be determined within the time period permitted under Section 162(m) of the Code (and any regulations issued thereunder) so that such targets are considered to be preestablished and so that the attainment of such targets is substantially uncertain at the time of their establishment. The applicable performance measurement period may not be less than one nor more than 10 years.

          (c) Maximum Performance-Based Award.  Notwithstanding any other
              -------------------------------
provision of the Plan to the contrary, the maximum number of shares of Common Stock which may be delivered pursuant to options, stock appreciation rights, restricted stock or other share-based awards that are granted as Performance-Based Awards to any Participant in any calendar year shall not exceed 100,000 shares, either individually or in the aggregate, subject to adjustment as provided in Section 6.2. Awards that are cancelled during the year shall be counted against this limit to the extent required by Section 162(m) of the Code. In addition, the aggregate amount of compensation to be paid to any Participant in respect of any Cash-Based Awards that are granted during any calendar year as Performance-Based Awards shall not exceed $1,000,000.

          (d) Committee Certification.  Before any Performance-Based Award under
              -----------------------
this Section 5.2 (other than Qualifying Options or Qualifying Stock Appreciation Rights) is paid, the Committee must certify in writing that the Performance Goal(s) and any other material terms of the Performance-Based Award were satisfied; provided, however, that a Performance-Based Award may be paid without regard to the satisfaction of the applicable Performance Goal in the event of an Event.

          (e) Terms and Conditions of Awards.  The Committee will have the
              ------------------------------
discretion to determine the restrictions or other limitations of the individual Awards granted under this Section 5.2 including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

          (f) Adjustments for Changes in Capitalization and other Material
              ------------------------------------------------------------
Changes.   In the event of a change in corporate capitalization, such as a stock
-------
split or stock dividend, or a corporate transaction, such as a merger, consolidation, spinoff, reorganization or similar event, or any partial or complete liquidation of the Company, or any similar event consistent with regulations issued under Section 162(m) of the Code including, without limitation, any material change in accounting policies or practices affecting the Company and/or the Performance Goals or targets, then the Committee may make adjustments to the Performance Goals and targets relating to outstanding Performance-Based Awards to the extent such adjustments are made to reflect the occurrence of such an event; provided, however, that adjustments described in this subsection may be made only to the extent that the occurrence of an event described herein was unforeseen at the time the targets for a Performance-Based Award were established by the Committee.


VI.  OTHER PROVISIONS.

     6.1  Rights of Eligible Employees, Participants and Beneficiaries.
          ------------------------------------------------------------

          (a) Status as an Eligible Employee shall not be construed as a commitment that any Award will be granted under this Plan to any Eligible Employee generally.

          (b) Nothing contained in this Plan (or in Award Agreements or in any other documents related to this Plan or to Awards) shall confer upon any Eligible Employee or Participant any right to continue in the service or employ of the Company or constitute any contract or agreement of service or employment, or interfere in any way with the right of the Company to reduce such person's compensation or other benefits or to terminate the services or employment of such Eligible Employee or Participant, with or without cause, but nothing contained in this Plan or any document related thereto shall affect any independent contractual right of any Eligible Employee or Participant. Nothing contained in this Plan or any document related hereto shall influence the construction or interpretation of the Company's Certificate of Incorporation or Bylaws regarding service on the Board.

          (c) Amounts payable pursuant to an Award shall be paid only to the Participant or, in the event of the Participant's death, to the Participant's Beneficiary or, in the event of the Participant's Total Disability, to the Participant's Personal Representative or, if there is none, to the Participant. Other than by will or the laws of descent and distribution, no benefit payable under, or interest in, this Plan or in any Award shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void and no such benefit or interest shall be, in any manner, liable for, or subject to, debts, contracts, liabilities, engagements or torts of any Eligible Employee, Participant or Beneficiary. The Committee shall disregard any attempted transfer, assignment or other alienation prohibited by the preceding sentence and shall pay or deliver such cash or shares of Common Stock in accordance with the provisions of this Plan. The designation of a Beneficiary hereunder shall not constitute a transfer for these purposes.

          (d) Awards payable under this Plan shall be payable in shares and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Company by reason of any Award granted hereunder. Neither the provisions of this Plan (or of any documents related hereto), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive an Award hereunder, such right shall be no greater than (and will be subordinate to) the right of any unsecured general creditor of the Company.

     6.2  Adjustments Upon Changes in Capitalization.
          ------------------------------------------

          (a) If the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Company or of another issuer, or if additional shares or new or different securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger to which the Company is a party, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment, an appropriate adjustment shall be made in the number and kind of shares or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Awards. A corresponding adjustment to the consideration payable with respect to Awards granted prior to any such change and to the price, if any, paid in connection with Restricted Stock Awards or Performance Share Awards shall also be made. Any such adjustment, however, shall be made without change in the total payment, if any, applicable to the portion of the Award not exercised but with a corresponding adjustment in the price for each share. Corresponding adjustments shall be made with respect to Stock Appreciation Rights based upon the adjustments made to the Options to which they are related or, in the case of Stock Appreciation Rights granted independently of any Option, based upon the adjustments made to Common Stock.

          (b) In adjusting Awards to reflect the changes described in this
Section 6.2, or in determining that no such adjustment is necessary, the Committee may rely upon the advice of independent counsel and accountants of the Company, and the determination of the Committee shall be conclusive. No fractional shares of stock shall be issued under this Plan on account of any such adjustment.

     6.3  Termination of Employment.
          -------------------------

          (a) If the Participant's service to or employment by the Company terminates for any reason other than Retirement, death or Total Disability, the Participant shall have, subject to earlier termination pursuant to or as contemplated by Section 2.3, thirty days or such shorter period as is provided in the Award Agreements from the date of termination of services or employment to exercise any Option to the extent it shall have become exercisable on the date of termination of employment, and any Option not exercisable on that date shall terminate. Notwithstanding the preceding sentence, in the event the Participant is discharged for cause as determined by the Committee in its sole discretion, all Options shall lapse immediately upon such termination of services or employment.

          (b) If the Participant's service to or employment by the Company terminates as a result of Retirement or Total Disability, the Participant or Participant's Personal Representative, as the case may be, shall have, subject to earlier termination pursuant to or as contemplated by Section 2.3, 3 months or such shorter period as is provided in the Award Agreements from the date of termination of services or employment to exercise any Option to the extent it shall have become exercisable by the date of termination of services or employment and any Option not exercisable on that date shall terminate.

          (c) If the Participant's service to or employment by the Company terminates as a result of death while the Participant is rendering services to the Company or is employed by the Company or during the 3 month period referred to in subsection (b) above, the Participant's Option shall be exercisable by the Participant's Beneficiary, subject to earlier termination pursuant to or as contemplated by Section 2.3, during the 3 month period or such shorter period as is provided in the Award Agreements following the Participant's death, as to all or any part of the shares of Common Stock covered thereby to the extent exercisable on the date of death (or if, earlier, termination from employment).

          (d) Each Stock Appreciation Right granted concurrently with an Option shall have the same termination provisions and exercisability periods as the Option to which it relates. The termination provisions and exercisability periods of any Stock Appreciation Right granted independently of an Option shall be established in accordance with Section 3.2(d). The exercisability period of a Stock Appreciation Right shall not exceed that provided in Section 2.3 or in the related Award Agreement and the Stock Appreciation Right shall expire at the end of such exercisability period.

          (e) In the event of termination of services to or employment with the Company for any reason, (i) shares of Common Stock subject to the Participant's Restricted Stock Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not become vested on that date; and (ii) shares of Common Stock subject to the Participant's Performance Share Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not been issued or become issuable on that date.

          (f) In the event of termination of services to or employment with the Company for any reason, other than discharge for cause, the Committee may, in its discretion, increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, upon such terms as the Committee shall determine.

          (g) If an entity ceases to be a Subsidiary, such action shall be deemed for purposes of this Section 6.3 to be a termination of services or employment of each consultant or employee of that entity who does not continue as a consultant or as an employee of another entity within the Company.

          (h) Upon forfeiture of a Restricted Stock Award pursuant to this
Section 6.3, the Participant, or his or her Beneficiary or Personal Representative, as the case may be, shall transfer to the Company the portion of the Restricted Stock Award not vested at the date of termination of services or employment, without payment of any consideration by the Company for such transfer unless the Participant paid a purchase price in which case repayment, if any, of that price shall be governed by the Award Agreement. Notwithstanding any such transfer to the Company, or failure, refusal or neglect to transfer, by the Participant, or his or her Beneficiary or Personal Representative, as the case may be, such nonvested portion of any Restricted Stock Award shall be deemed transferred automatically to the Company on the date of termination of services or employment. The Participant's original acceptance of the Restricted Stock Award shall constitute his or her appointment of the Company and each of its authorized representatives as attorney(s)-in-fact to effect such transfer and to execute such documents as the Company or such representatives deem necessary or advisable in connection with such transfer.

     6.4  Acceleration of Awards.
          ----------------------

          (a) Unless prior to an Event the Board determines that, upon its occurrence, there shall be no acceleration of Awards or determines those selected Awards which shall be accelerated and the extent to which they shall be accelerated, upon the occurrence of an Event (i) each Option and each related Stock Appreciation Right shall become immediately exercisable to the full extent theretofore not exercisable, (ii) Restricted Stock shall immediately vest free of restrictions and (iii) the number of shares covered by each Performance Share Award shall be issued to the Participant; subject, however, to compliance with applicable regulatory requirements, including without limitation Rule 16b-3 promulgated by the Commission pursuant to the Exchange Act and Section 422 of the Code. For purposes of this section only, the Board shall mean the Board as constituted immediately prior to the Event.

          (b) If any Option or other right to acquire Common Stock under this Plan has been fully accelerated as permitted by Section 6.4(a) but is not exercised prior to (i) a dissolution of the Company, (ii) an event described in
Section 6.2(a) that the Company does not survive, or (iii) the consummation of an event described in Section 6.4(a) that results in an Event approved by the Board, such Option or right shall thereupon terminate, subject to any provision that has been expressly made by the Committee for the survival, substitution, exchange or other settlement of such Option or right.

     6.5  Government Regulations.
          ----------------------

          This Plan, the granting and vesting of Awards under this Plan and the issuance or transfer of shares of Common Stock (and/or the payment of money) pursuant thereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including without limitation "no action" positions of the Commission) which may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Awards may be granted under this Plan, and no shares shall be issued by the Company, pursuant to or in connection with any such Award, unless and until, in each such case, all legal requirements applicable to the issuance or payment have, in the opinion of counsel to the Company, been complied with. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Company, give assurances and representations satisfactory to counsel to the Company in respect of such matters as the Company may deem desirable to assure compliance with all applicable legal requirements.

     6.6  Tax Withholding.
          ---------------

          (a) Upon the disposition by a Participant or other person of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Nonqualified Stock Option, the exercise of a Stock Appreciation Right, the vesting of a Restricted Stock Award or the payment of a Performance Share Award the Company shall have the right to (i) require such Participant or such other person to pay by cash or check payable to the Company, the amount of any taxes which the Company may be required to withhold with respect to such transactions or (ii) deduct from amounts paid in cash the amount of any taxes which the Company may be required to withhold with respect to such cash amounts. The above notwithstanding, in any case where a tax is required to be withheld in connection with the issuance or transfer of shares of Common Stock under this Plan, the Participant may elect, pursuant to such rules as the Committee may establish, to have the Company reduce the number of such shares issued or transferred by the appropriate number of shares to accomplish such withholding; provided, the Committee may impose such conditions on the payment of any withholding obligation as may be required to satisfy applicable regulatory requirements.

          (b) The Committee may, in its discretion, permit a loan from the Company to a Participant in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock received pursuant to a transaction described in subsection (a) above. Such a loan will be for a term, at a rate of interest and pursuant to such other terms and rules as the Committee may establish.

     6.7  Amendment, Termination and Suspension.
          -------------------------------------

          (a) The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan (or any part hereof). In addition, the Committee may, from time to time, amend or modify any provision of this Plan except Section 6.4 and, with the consent of the Participant, make such modifications of the terms and conditions of such Participant's Award as it shall deem advisable. No modification of any other term or provision of any Option which is amended in accordance with the foregoing shall be required, although the Committee may, in its discretion, make such further modifications of any such Option as are not inconsistent with or prohibited by this Plan. No Awards may be granted during any suspension of this Plan or after its termination.

          (b) If an amendment would materially (i) increase the benefits accruing to Participants, (ii) increase the aggregate number of shares which may be issued under this Plan, or (iii) modify the requirements of eligibility for participation in this Plan, the amendment shall be approved by the Board and, to the extent then required by Rule 16b-3 under the Exchange Act, Section 425 of the Code or any successor provisions, rules or statutes thereto, by a majority of the stockholders.

          (c) In the case of Awards issued before the effective date of any amendment, suspension or termination of this Plan, such amendment, suspension or termination of the Plan shall not, without specific action of the Board or the Committee and the consent of the Participant, in any way modify, amend, alter or impair any rights or obligations under any Award previously granted under the Plan.

     6.8  Privileges of Stock Ownership; Nondistributive Intent.
          -----------------------------------------------------

          A Participant shall not be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued to him or her. Upon the issuance and transfer of shares to the Participant, unless a registration statement is in effect under the Securities Act and applicable state securities law, relating to such issued and transferred Common Stock and there is available for delivery a prospectus meeting the requirements of Section 10 of the Securities Act, the Common Stock may be issued and transferred to the Participant only if he or she represents and warrants in writing to the Company that the shares are being acquired for investment and not with a view to the resale or distribution thereof. No shares shall be issued and transferred unless and until there shall have been full compliance with any then applicable regulatory requirements (including those of exchanges upon which any Common Stock of the Company may be listed).

     6.9  Effective Date of the Plan.
          --------------------------

          This Plan shall be effective upon its approval by the Board, subject to approval by the stockholders of the Company within twelve months from the date of such Board approval.

     6.10  Term of the Plan.
           ----------------

          Unless previously terminated by the Board, this Plan shall terminate ten years after the effective date of the Plan, and no Awards shall be granted under it thereafter, but such termination shall not affect any Award theretofore granted.

     6.11  Governing Law.
           -------------

          This Plan and the documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of California. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.

     6.12 Plan Construction.
          -----------------

          It is the intent of the Company that the Plan satisfy and be interpreted in a manner that in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfies the applicable requirements of the applicable Rule 16b-3 so that such persons will be entitled to the benefits of such rule or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder in respect of benefits intended by the Plan. In furtherance of such intent and the Company's intent to satisfy any applicable state securities laws, the Awards granted under all of the provisions of the Plan, in the discretion of the Committee, may be deemed granted under a separate plan if so required, notwithstanding the designation of this document as a single plan for convenience of reference and to establish certain provisions and limitations applicable to all authorized Awards. If any provision of the Plan or of any Award would frustrate or otherwise conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision shall be deemed void.

          It is the further intent of the Company that, following the commencement of trading of the Company's Common Stock on a national securities exchange, Options or Stock Appreciation Rights with an exercise or base price not less than Fair Market Value on the date of grant that are granted to or held by a Participant who is subject to Section 16 shall qualify as performance-based compensation under Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

     6.13 Non-Exclusivity of Plan.
          -----------------------

          Nothing in this Plan shall limit or be deemed to limit the authority of the Board to grant options, stock awards or authorize any other compensations under any other plan or authority.


VII. DEFINITIONS.

     7.1  Definitions.
          -----------

          (a) "Award" means an award of any Option, Stock Appreciation Right,
               -----
Restricted Stock Award or Performance Share Award, or any combination thereof, authorized by and granted under this Plan.

          (b) "Award Agreement" means a written agreement setting forth the
               ---------------
terms of an Award.

          (c) "Award Date" means the date upon which the Committee took the
               ----------
action granting an Award or such later date as is prescribed by the Committee or, in the case of Options granted under Section 2.6, the date specified in such
Section 2.6.

          (d) "Beneficiary" means the person, persons, trust or trusts entitled
               -----------
by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of a Participant's death.

          (e) "Board" means the Board of Directors of the Company.
               -----

          (f) "Cash-Based Awards" shall mean Awards that, if paid, must be paid
               -----------------
in cash and that are neither denominated in nor have a value derived from the value of, nor an exercise or conversion privilege at a price related to, shares of Common Stock.

          (g) "Cash Flow" shall mean cash and cash equivalents derived from
               ---------
either (i) net cash flow from operations or (ii) net cash flow from operations, financings and investing activities, as determined by the Committee at the time an Award is granted.

          (h) "Code" means the Internal Revenue Code of 1986, as amended from
               ----
time to time.

          (i) "Commission" means the Securities and Exchange Commission.
               ----------

          (j) "Committee" shall mean the Board or the Compensation Committee
               ---------
appointed by the Board which Committee shall be comprised of two or more Board members or such greater number as may be required under applicable law, each of whom, (i) in respect of any decision at a time when the Participant affected by the decision may be subject to Section 162(m) of the Code, shall be "outside" within the meaning of Section 162(m) of the Code, and (ii) in respect of any decision at a time when the Participant affected by the decision may be subject to Section 16 of the Exchange Act, shall be a "non-employee director" within the meaning of Rule 16b-3.

          (k) "Common Stock" means the Common Stock of the Company.
               ------------

          (l) "Company" means Virtual Mortgage Network, Inc., a Nevada
               -------
corporation, and its successors.

          (m) "Director" means a member of the Board or any person performing
               --------
similar functions with respect to the Company.

          (n) "Eligible Employee" means an officer or key employee of the
               -----------------
Company or any Subsidiary of the Company who has not served on the Committee within the preceding twelve months and any consultant or agent to the Company or any Subsidiary of the Company (whether or not such consultant is an employee) who renders bona fide services (other than services in connection with a capital raising transaction) to the Company or one of its Subsidiaries who is selected to participate in the Plan by the Committee.

          (o) "EPS" shall mean earnings per common share on a fully diluted
               ---
basis determined by dividing (i) net earnings, less dividends on preferred stock of the Company by (ii) the weighted average number of common shares and common shares equivalents outstanding.

          (p) "Event" means any of the following:
               -----

               (i) Approval by the stockholders of the Company of the dissolution or liquidation of the Company;

               (ii) Approval by the stockholders of the Company of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities other than Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former stockholders of the Company; or

               (iii) Approval by the stockholders of the Company of the sale of substantially all of the Company's business assets to a person or entity which is not a Subsidiary.

               (iv) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, but excluding (x) any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder, and (y) any person having beneficial ownership of more than 5% of the outstanding voting power at the time of adoption of this Plan) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities entitled to then vote generally in the election of directors of the Company; or

               (v) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each new Board member was approved by a vote of at least majority of the Board members then still in office who were Board members at the beginning of such period (including for these purposes (but, in the case of a successor, without duplication) any new members whose election or nomination was so approved).

          (q) "Exchange Act" means the Securities Exchange Act of 1934, as
               ------------
amended.

          (r) "Fair Market Value" means (i) if the stock is listed or admitted
               -----------------
to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street
                                                           ---------------
Journal, of the principal national securities exchange on which the stock is so
-------
listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the values established by the Committee for purposes of the Plan.

          (s) "Incentive Stock Option" means an option which is intended, as
               ----------------------
evidenced by its designation, as an incentive stock option within the meaning of
Section 422 of the Code, the award of which contains such provisions and is made under such circumstance and to such persons as may be necessary to comply with that section.

          (t) "Non-Employee Director" means a member of the Board or a
               ---------------------
Subsidiary's Board who is not an officer or employee of the Company or a Subsidiary.

          (u) "Non-Employee Director Participant" means a Non-Employee Director
               ---------------------------------
who has been granted an Option under Section 2.6.

          (v) "Nonqualified Stock Option" means an Option which is designated as
               -------------------------
a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted under this Plan that is not designated as an Incentive Stock Option shall be deemed to be designated as a Nonqualified Stock Option.

          (w) "Officer" means a president, vice-president, secretary, treasurer
               -------
or principal financial officer, comptroller or principal accounting officer and any person routinely performing corresponding functions with respect to the Company.

          (x) "Option" means an option to purchase Common Stock under this Plan.
               ------
An Option shall be designated by the Committee as a Nonqualified Stock Option or an Incentive Stock Option.

          (y) "Participant" means an Eligible Employee who has been granted an
               -----------
Award and a Non-Employee Director who has been granted an Option under
Section 2.6.

          (z) "Performance Goals" shall mean EPS or ROE or Cash Flow or Total
               -----------------
Stockholder Return, and "Performance Goals" means any combination thereof.

          (aa) "Performance Share Award" means an award of shares of cash or
                -----------------------
Common Stock, the issuance of which is contingent upon attainment of performance objectives specified by the Committee.

          (ab) "Personal Representative" means the person or persons who, upon
                -----------------------
the disability or incompetence of a Participant, shall have acquired on behalf of the Participant by legal proceeding or otherwise the power to exercise the rights and receive the benefits specified in this Plan.

          (ac) "Plan" means the Virtual Mortgage Network, Inc. 1995 Stock Option
                ----
Plan.

          (ad) "QDRO" means an order requiring the transfer of an Award or
                ----
portion thereof pursuant to a state domestic relations law to the spouse, former spouse, child or other dependent of a Participant. Such order must be in a form substantially identical to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended.

          (ae) "Restricted Stock" means those shares of Common Stock issued
                ----------------
pursuant to a Restricted Stock Award which are subject to the restrictions set forth in the related Award Agreement.

          (af) "Restricted Stock Award" means an award of a fixed number of
                ----------------------
shares of Common Stock to the Participant subject, however, to payment of such consideration, if any, and such forfeiture provisions, as are set forth in the Award Agreement.

          (ag) "Retirement" means retirement from employment by or providing
                ----------
services to the Company or any Subsidiary after age 65 and, in the case of employees, in accordance with the retirement policies of the Company then in effect.

          (ah) "ROE" shall mean consolidated net income of the Company (less
                ---
preferred dividends), divided by the average consolidated common stockholders equity.

          (ai) "Rule 16b-3" means Rule 16b-3 as promulgated by the Commission
                ----------
pursuant to the Exchange Act as amended from time to time.

          (aj) "Securities Act" means the Securities Act of 1933, as amended.
                --------------

          (ak) "Stock Appreciation Right" means a right to receive a number of
                ------------------------
shares of Common Stock or an amount of cash, or a combination of shares and cash, determined as provided in Section 3.3 (a).

          (al) "Subsidiary" means any corporation or other entity a majority or
                ----------
more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

          (am) "Subsidiary's Board" means the Board of Directors of a Subsidiary
                ------------------
of the Company.

          (an) "Total Disability" means a "permanent and total disability"
                ----------------
within the meaning of Section 22(e)(3) of the Code.

          (ao) "Total Stockholder Return" shall mean with respect to the Company
                ------------------------
or other entities (if measures on a relative basis), the (i) change in the market price of its common stock (as quoted in the principal market on which it is traded as of the beginning and ending of the period) plus dividends and other distributions paid, divided by (ii) the beginning quoted market price, all of which is adjusted for any changes in equity structure, including but not limited to stock splits and stock dividends.